EXHIBIT 10(I)

ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 220
Certified Public Accountants and Business            Salt Lake City, Utah, 84106
Consultants Board                                         Telephone 801-486-0096
Member SEC Practice Section of the AICPA                        Fax 801-486-0098
                                                        E-mail Kandersen@msn.com

                                                                   Exhibit 10(1)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

STANDARD CAPITAL CORPORATION

We hereby consent to the use of our report dated December 3, 1999, for the period ended August 31, 1999 in the registration statement of Standard Capital Corporation filed in form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.

                                                 /s/ L. REX ANDERSEN
                                                    ----------------------------
                                                ANDERSEN ANDERSEN & STRONG, L.C.

December 4, 1999
Salt Lake City, Utah